SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of report (Date of earliest event reported): June 28, 2000



                          Northern Star Financial, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


     000-25231                                         41-1912467
(Commission File Number)                 (I.R.S. Employer Identification Number)


                               1650 Madison Avenue
                            Mankato, Minnesota 56001
               (Address of Principal Executive Offices) (Zip Code)


                                 (507) 387-2265
              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events.

          On June 28, 2000 the Company announced that its proposed merger with First Federal Holding Company of Morris, Inc. has been terminated. The Federal Reserve Board has denied the Company's application to merger with First Federal. A copy of the press release is attached as Exhibit
          99.1 of this Current Report on Form 8-K.

Item 7.           Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired:

                           Not Applicable

         (b)      Pro Forma Financial Information:

                           Not Applicable

         (c)      Exhibits:

                  99.1     Press Release dated June 28, 2000.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 NORTHERN STAR FINANCIAL, INC



Date:  June 28, 2000                        By   /s/ Thomas Stienessen
                                                 Thomas Stienessen, President

                                  EXHIBIT INDEX

                                       to

                             June 28, 2000 Form 8-K

                          Northern Star Financial, Inc.



Exhibit Number             Exhibit Description


      99.1                 Press Release dated June 28, 2000.